Item 6.
                                      Exhibit 10.18



                         HAGLER BAILLY CONSULTING, INC.
                          HAGLER BAILLY SERVICES, INC.

                                 Promissory Note


$15,000,000                                               Boston, Massachusetts
                                                          September 30, 1997


        HAGLER BAILLY CONSULTING, INC. , a Delaware corporation, and HAGLER BAILLY SERVICES, INC., a Delaware corporation (collectively, the "Borrowers"), for value received, hereby jointly and severally promise to pay to STATE STREET BANK AND TRUST COMPANY (the "Bank"), or order, on or before the Expiration Date (as defined in the Credit Agreement referred to below), the principal amount of Fifteen Million Dollars ($15,000,000) or such lesser amount as may at the maturity hereof, whether by acceleration or otherwise, be the aggregate unpaid principal amount of all loans made by the Bank to the Borrowers pursuant to the Credit Agreement, with interest on the unpaid principal amount hereof at the rate or rates specified in the Credit Agreement, payable on the dates specified in the Credit Agreement and at maturity (whether by acceleration or otherwise); provided that, if the Borrowers shall fail to make any payment of principal of or interest on this Note, when due, whether at maturity or at a date fixed for the payment of any installment or prepayment thereof or by declaration, acceleration or otherwise, the Borrowers shall pay to the holder of this Note on demand by such holder, interest on such unpaid principal and (to the extent permitted by law) on such unpaid interest from the date due until paid in full at a rate per annum equal to four percent (4%) above the rate otherwise applicable hereunder; provided, further that in no event shall the amount contracted for and agreed to be paid by the Borrowers as interest on this Note exceed the highest lawful rate permissible under any law applicable hereto.

        This Note evidences a loan or loans under, and is subject to the provisions of, a certain Credit Agreement dated as of September 30, 1997 (as amended from time to time, the "Credit Agreement") by and among the Borrowers and the Bank. The holder of this Note is entitled to the benefits of the Credit Agreement and to the benefits of the Security Documents referred to therein. Neither this reference to such Credit Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Borrowers to pay the principal of and interest on this Note as provided herein. All payments of principal of and interest on this Note shall be payable in immediately available funds at the address of the Bank set forth in the Credit Agreement. Capitalized terms used herein without definition which are defined in the Credit Agreement shall have the meanings ascribed to them in the Credit Agreement.

        This Note is subject to prepayment in whole or in part and to acceleration on default at the times and in the manner specified in the Credit Agreement. The makers and all endorsers of this Note hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

        This Note is governed by the laws of the Commonwealth of Massachusetts and is executed as a sealed instrument as of the date first above written.

                                       HAGLER BAILLY CONSULTING, INC.

                                       By:  /s/ Daniel M. Rouse
                                          --------------------------
                                          Senior Vice President,
                                          CFO, Treasurer and Secretary

                   ------------------------------------------------------------
                                                                        (Title)


                                       HAGLER BAILLY SERVICES, INC.

                                       By:  /s/ Daniel M. Rouse
                                            --------------------------
                                            Senior Vice President,
                                            CFO, Treasurer and Secretary

                  -------------------------------------------------------------
                                                                        (Title)


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